Exhibit 99.1

NORWEGIAN CRUISE LINE HOLDINGS LTD. NCL NORWEGIAN CRUISE LINE® ACQUISITION OF PRESTIGE CRUISES INTERNATIONAL, INC. OCEANIA CRUISES SEPTEMBER 2, 2014 REGENT SEVEN SEAS CRUISES

MANAGEMENT PRESENTERS
Kevin Sheehan President and Chief Executive Officer Norwegian Cruise Line Holdings Ltd. Wendy Beck Executive Vice-president and Chief Financial Officer Norwegian Cruise Line Holdings Ltd. Frank Del Rio Chairman and Chief Executive Officer Prestige Cruises International, Inc. Andrea DeMarco Director, Investor Relations Norwegian Cruise Line Holdings Ltd.
2 NCL NORWEGIAN CRUISE LINE®

FORWARD LOOKING STATEMENTS
This presentation may contain statements, estimates or projections that constitute “forward-looking statements” as defined under U.S. federal securities laws. Generally, the words “will,” “may,” “believes,” “expects,” “intends,” “anticipates,” “projects,” “plans,” “seeks,” and similar expressions are intended to identify forward-looking statements, which are not historical in nature.
Forward-looking statements are based on management’s current expectations and assumptions, and are subject to significant business, economic, regulatory and competitive risks and uncertainties (many of which are beyond the control of the company and management) that could cause actual results, performance or achievements to differ significantly from Norwegian’s historical results or those implied in forward-looking statements. You should not place undue reliance on forward-looking statements as a prediction of actual results. Norwegian expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in expectations or events, conditions or circumstances on which any such statements are based. For a discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section of the prospectus filed with the SEC.
We use certain non-GAAP financial measures in this presentation, such as EBITDA, Adjusted EBITDA, net onboard yield, and compound annual growth rate, to enable us to analyze our performance. We utilize these financial measures to manage our business on a day-to-day basis and believe that they are the most relevant measures of our financial performance. Some of these measures are commonly used in the cruise industry to measure performance. Our use of a non-GAAP financial measure may not be comparable to other companies within our industry. For a discussion concerning non-GAAP financial measures, please refer to our respective filings with the SEC.
This information is confidential, and should not be photocopied, distributed or disclosed to anyone other than to whom it is provided, and your acceptance of this document is deemed to be an agreement to these terms.
3 NCL NORWEGIAN CRUISE LINE®

ADDITIONAL INFORMATION ABOUT THE TRANSACTION
The transaction discussed in this presentation is being provided for informational purposes only. WE ARE NOT ASKING FOR
A PROXY, AND YOU ARE REQUESTED NOT TO SEND A PROXY.
In connection with the transaction, we will file relevant materials with the SEC, including a Schedule 14C information statement. Investors and security holders are urged to read these documents (if and when they become available) and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will include important information about Prestige, Norwegian, and the transaction. Investors and stockholders will be able to obtain free copies of the information statement and other documents containing important information about Prestige and Norwegian, once such documents are filed with the SEC by Norwegian, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by [Norwegian] will be available free of charge of [Norwegian’s] investor relations website at www.investor.ncl.com or by contacting Norwegian’s Investor Relations Department at 305-468-2339.
This presentation is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the acquisition or otherwise.
4 NCL NORWEGIAN CRUISE LINE®

NCL NORWEGIAN CRUISE LINE®
OCEANIA CRUISES
REGENT SEVEN SEAS CRUISES

NORWEGIAN’S JOURNEY FROM GOOD TO GREAT
2008
$1 Billion Investment /
New Diversified Management Team 2009 Heavy lifting 2010 Launch of Norwegian Epic 2011-2012 More heavy lifting 2013 Initial Public Offering / Launch of Norwegian Breakaway 2014 Launch of Norwegian Getaway / Prestige Acquisition
Since 2008 Norwegian has maintained a track record of consistent, measured, orderly financial growth, reporting 24 consecutive quarters of adjusted EBITDA growth and consistent margin improvement
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NORWEGIAN’S ADJUSTED EBITDA GROWTH:
24 CONSECUTIVE QUARTERS WITH ADJUSTED EBITDA GROWTH & CONSISTENT MARGIN IMPROVEMENT(1)
($ millions)
$800.0
$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
2008 2009 2010 2011 2012 2013 2014
11.1% $242
13.6% $286
14.8% $298
16.4% $323
17.2% $325
17.9% $332
18.4% $340
19.0% $351
19.8% $383
20.1% $405
20.5% $428
20.9% $456
21.7% $481
22.8% $506
23.0% $515
23.3% $525
23.9% $540
24.4% $556
24.6% $562
24.6% $579
25.3% $627
25.2% $647
25.4% $687
26.7% $754
(1) Trailing 12 months.
NCL NORWEGIAN
CRUISE LINE®
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COMPELLING STRATEGIC RATIONALE
• Combination creates a diversified, industry-leading cruise operating company
- Three complementary brands with presence across market segments
• Further enhances industry-leading financial metrics
• Sharing of best practices among brands and synergies from breadth of scale
• Increases economies of scale providing greater operational leverage
• Expands growth trajectory and global footprint
• Complementary new build programs provides measured, orderly capacity growth annually through 2019
8 NCL NORWEGIAN CRUISE LINE®

TRANSACTION OVERVIEW
Overview
• Total purchase price of $3.025 billion (~11x 2014E Adjusted EBITDA) subject to certain other adjustments(1)
• Day one identified synergies of $25 million with continuing benefits to be realized over the next several years
Pro Forma Impact
• Combined Pro Forma LTM June 30 Revenue of $4.1 billion and Adjusted EBITDA of $1.0 billion(2)
- Pro Forma net leverage at September 30 of 5.3x(2)(3) and target leverage of approximately 4x within 18 months
• Expected to be accretive to earnings in 2015 pre-synergies
- High single-digit percentage adjusted EPS accretion with synergies(4)
Sources of Funding
• Equity issuance of approximately 20.3 million shares or $670 million to Prestige shareholders, equivalent to ~10% of NCLH current shares outstanding(5)
- Certain Prestige shareholders will be subject to lock-up
• Remaining consideration in cash, to be financed with a mix of bank debt, bonds and cash on hand
- Fully committed financing in place
Timing
• Expected to close in the fourth quarter of 2014
1. Additional contingent cash consideration of $50 million, upon achievement of certain performance metrics in 2015.
2. Including $25 million in identified synergies.
3. Includes annualized contribution for Norwegian Getaway.
4. Excludes non-recurring amortization from purchase accounting.
5. Weighted average diluted shares outstanding at June 30, 2014.
9 NCL NORWEGIAN CRUISE LINE®

PRESTIGE CRUISES INTERNATIONAL OVERVIEW
• Global leader in the upscale cruise segment with approximately 46% of berth capacity
• Operates two brands, Oceania Cruises and Regent Seven Seas Cruises
- 8 ships, approximately 6,500 berths with 87% balconies
- Loyal followings with high repeat guest rates
OCEANIA CRUISES
• Among the highest space-to-guest and crew to passenger ratios in the industry, providing guests with unparalleled accommodations and individually-tailored service levels
Regent SEVEN SEAS CRUISES
• Brands cater to affluent and seasoned travelers
- Guests are less impacted by recessionary pressures
• Attractive financial characteristics
- Industry-leading net yield
- High visibility to future bookings
- Strong EBITDA and earnings growth
Note: Upscale refers to Upper Premium and Luxury segments.
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ABOUT OCEANIA CRUISES
OCEANIA CRUISES
• Operates five small to mid-size vessels that provide an upscale and sophisticated experience
• Offers destination-oriented cruises to approximately 330 ports around the globe with gourmet culinary experiences, elegant accommodations and personalized service
• Expanded capacity by 122% with the addition of two 1,250-berth newbuilds in 2011 and 2012
• Conde Nast Traveler Gold List Platinum Circle 2013; Best Premium Cruise Line 2013 Virtuoso Awards
11 NCL NORWEGIAN CRUISE LINE®

ABOUT REGENT SEVEN SEAS CRUISES
Regent SEVEN SEAS CRUISES
‰ The most inclusive luxury product offering in the industry
‰ Operates three all-suite ships with a fourth under construction
‰ Focus on high level of personal service, unique shore excursions, world-class accommodations and top-rated cuisine
‰ Imaginative itineraries to approximately 300 ports worldwide
‰ Best Luxury Cruise Line 2013 Virtuoso Awards; Best for Luxury 2013 Cruise Critic Editor’s Choice
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HIGH QUALITY FLEET
‰ Ships are classic and refined with focus on cuisine, service and destinations
‰ High space ratios and crew to passenger ratios
‰ Majority of fleet either built or refurbished in the last three years with a newbuild in 2016
OCEANIA CRUISES Regent SEVEN SEAS CRUISES
Regatta, Insignia Nautica Marina, Riviera Voyager Mariner Navigator Explorer
Berths 684 1,250 700 700 490 750
Balcony % 68% 95% 100% 100% 90% 100%
Crew to Passenger 1:1.7 1:1.6 1:1.6 1:1.6 1:1.4 1:1.3
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REVENUE OPPORTUNITIES AND SYNERGIES
REVENUE ENHANCEMENT OPPORTUNITIES
‰ Leverage cross-selling opportunities by offering products for every stage of a guests’ life cycle
- Leverage customer databases to offer targeted multi-generational and other experiences (i.e. The Haven)
‰ Explore multi-brand joint partnerships
‰ Use combined expertise on product delivery to enhance the guest experience across the brands
‰ Glean learnings to benefit Pride of America’s unique proposition
SYNERGY OPPORTUNITIES
‰ Purchasing and procurement
‰ Crew recruitment and training
‰ Global port contracts
‰ Insurance
‰ Fuel and fuel efficiencies
‰ Marketing / Sponsorships / Partnerships
‰ Maintenance contracts and dry-docks
Revenue Enhancements and Synergies focused on maintaining brand integrity with no impact on the guest experience
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HIGHLY COMPLEMENTARY BRANDS
NCL NORWEGIAN CRUISE LINE® OCEANIA CRUISES Regent SEVEN SEAS CRUISES
Number of Vessels Berths 13 34,510 5 4,552 3 1,890
Vessel Size Berth Ranges Large 2,000 to 4,000 Small to mid-size 684 to 1,250 Small 490 to 750
Guest Demographics Multi-generational travel Experienced cruisers Luxury travelers
Product Offering A la carte Semi-inclusive All-inclusive
Itineraries Majority 7 day 7 to 180 days 7 to 28 days
Combined company offers a portfolio of products that appeal to guests at every stage of their life cycle
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POWERFUL COMBINED NEWBUILD PROGRAM
Consistent growth from newbuilds through 2019
Vessel Delivery
Norwegian Escape October 2015
Seven Seas Explorer Summer 2016
Breakaway Plus 2 Spring 2017
Breakaway Plus 3 Spring 2018
Breakaway Plus 4 Fall 2019
16 NCL NORWEGIAN CRUISE LINE®

PRO FORMA FINANCIALS
LTM JUNE 30, 2014
Gross Revenue Net Yield Adjusted EBITDA(1)
$2,838 $4,076
$186.26 $219.09
$754 $1,036
NCL NORWEGIAN CRUISE LINE® NCL NORWEGIAN CRUISE LINE® NCL NORWEGIAN CRUISE LINE® NCL NORWEGIAN CRUISE LINE® NCL NORWEGIAN CRUISE LINE® NCL NORWEGIAN CRUISE LINE®
PCI PRESTIGE CRUISES INTERNATIONAL, INC. PCI PRESTIGE CRUISES INTERNATIONAL, INC. PCI PRESTIGE CRUISES INTERNATIONAL, INC.
1. Includes $25 million in identified synergies.
17 NCL NORWEGIAN CRUISE LINE®

PRO FORMA CAPITALIZATION AND DELEVERAGING PROFILE

- Highly attractive debt markets
- Transaction funded with:
  - Existing cash
  - New and existing debt facilities
  - 20.3 million shares of NCLH common stock
- Committed financing in place to fund purchase price and optimize capital structure
- Net leverage of 5.3x as of September 30 pro forma for transaction
  - Flexible capital structure with significant portion of prepayable debt
- Strong free cash flow enables significant, rapid debt deleveraging
  - Approaching ~5x by year-end 2014 and ~4x within 18 months



Net Debt / Adjusted EBITDA
4.1x
~ 5.3x
~ 5x
~ 4x
NCLH Q2 2014 (1)
Combined Pro Forma Q3 2014 (2)
Combined Pro Forma Q4 2014(2)
Combined Pro Forma Within 18 Months(2)

1. Includes annualized contribution for newbuilds introduced in the year.
2. Includes annualized contribution for newbuilds introduced in the year and $25 million in identified annual synergies.

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NCL NORWEGIAN CRUISE LINE®

IN CONCLUSION, THIS TRANSACTION:
Combines Three Successful, Complementary Brands Across Different Market Segments
Will Retain Distinct Brand Proposition, Guest Experience and Culture of Brands
Enhances Already Best-In-Class Financial Metrics
Expands Growth Trajectory with Measured Orderly Capacity Growth Through 2019
Is Immediately Accretive on a non-GAAP, Adjusted EPS Basis
Provides Significant Synergies with Benefits for Years to Come
NCL NORWEGIAN CRUISE LINE®
OCEANIA CRUISESSM
Your World. Your WAY.SM
Regent SEVEN SEAS CRUISES
19 NCL NORWEGIAN CRUISE LINE®

NORWEGIAN CRUISE LINE HOLDINGS LTD.
ACQUISITION OF PRESTIGE CRUISES INTERNATIONAL, INC.
SEPTEMBER 2, 2014
NCL NORWEGIAN CRUISE LINE®
OCEANIA CRUISES
Regent SEVEN SEAS CRUISES

NORWEGIAN CRUISE LINE HOLDINGS LTD.

NON-GAAP RECONCILING INFORMATION

(unaudited)

Adjusted EBITDA (1) is calculated as follows (in thousands):

	Twelve months ended,
	September 30, 2008	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009
Net income (loss)	$(133,710)	$(211,761)	$(61,066)	$(19,373)	$(104,833)	$66,952
Interest expense, net	165,973	149,568	127,209	119,675	111,352	114,514
Income tax expense	1,192	874	820	634	554	503
Depreciation and amortization expense	162,048	162,565	160,793	158,530	155,853	152,700

EBITDA	195,503	101,246	227,756	259,466	162,926	334,669
Other (income) expense	15,389	(1,886)	(111,822)	(105,220)	1,567	(10,874)
Other	28,061	186,632	182,476	169,180	159,993	8,459

Adjusted EBITDA	$238,953	$285,992	$298,410	$323,426	$324,486	$332,254

	Twelve months ended,
	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011
Net income	$47,507	$17,779	$23,948	$22,986	$28,939	$72,210
Interest expense, net	125,261	135,923	156,440	173,672	185,730	195,402
Income tax expense	457	400	338	136	85	791
Depreciation and amortization expense	152,573	153,334	161,663	170,191	178,591	186,205

EBITDA	325,798	307,436	342,389	366,985	393,345	454,608
Other (income) expense	7,110	36,682	32,995	33,815	30,831	(3,300)
Other	7,089	6,833	7,703	4,313	3,994	4,624

Adjusted EBITDA	$339,997	$350,951	$383,087	$405,113	$428,170	$455,932

	Twelve months ended,
	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
Net income	$88,821	$126,859	$138,076	$144,883	$165,562	$168,556
Interest expense, net	199,092	190,187	188,488	190,711	188,019	189,930
Income tax expense	1,624	1,700	1,775	1,103	626	706
Depreciation and amortization expense	186,181	183,985	183,525	183,695	185,601	189,537

EBITDA	475,718	502,731	511,864	520,392	539,808	548,729
Other (income) expense	113	(2,634)	(3,287)	(889)	(4,280)	(2,099)
Other	5,596	5,942	6,175	5,922	4,898	9,004

Adjusted EBITDA	$481,427	$506,039	$514,752	$525,425	$540,426	$555,634

	Twelve months ended,
	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014
Net income attributable to Norwegian Cruise Line Holdings Ltd.	$68,877	$24,005	$66,675	$101,714	$249,376	$369,833
Interest expense, net	271,416	326,197	305,628	282,602	186,118	114,292
Income tax expense	2,828	3,804	11,339	11,802	218	2,295
Depreciation and amortization expense	192,488	199,662	207,336	215,593	228,485	238,090

EBITDA	535,609	553,668	590,978	611,711	664,197	724,510
Net income attributable to non-controlling interest	(1,105)	(1,179)	857	1,172	2,702	4,439
Other income	(379)	(2,807)	(537)	(1,403)	(426)	328
Other	27,728	29,448	35,291	35,715	20,242	24,495

Adjusted EBITDA	$561,853	$579,130	$626,589	$647,195	$686,715	$753,772

The financial data presented for the years 2007 through 2012 are derived from NCLC’s consolidated financial statements and should be read in conjunction with those financial statements. Prior to the period ended March 31, 2013, the financial data presented are those of NCLC.

(1)	Adjusted EBITDA is defined as EBITDA adjusted for other (income) expense, impairment loss and other supplemental adjustments (“Other”). We believe that Adjusted EBITDA is appropriate as a supplemental financial measure as it is used by management to assess operating performance, is a factor in the evaluation of the performance of management and is the primary metric used in determining the Company’s performance incentive bonus paid to its employees. We believe that Adjusted EBITDA is a useful measure in determining the Company’s performance as it reflects certain operating drivers of the Company’s business, such as sales growth, operating costs, marketing, general and administrative expense and other operating income and expense. Adjusted EBITDA is not a defined term under GAAP. Adjusted EBITDA is not intended to be a measure of liquidity or cash flows from operations or measures comparable to net income as it does not take into account certain requirements such as capital expenditures and related depreciation, principal and interest payments and tax payments and it includes other supplemental adjustments.